SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)           October 17, 2002
                                                 -------------------------------

                                 Unitrin, Inc.
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             (Exact name of registrant as specified in its charter)

                                   Delaware
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        (State or other jurisdiction of incorporation or organization)


 One East Wacker Drive, Chicago, Illinois                 60601
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 (Address of principal executive offices)               (Zip Code)


                 0-18298                                95-4255452
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         (Commission File Number)          (I.R.S. Employer Identification No.)

                                (312) 661-4600
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             (Registrant's telephone number, including area code)

                                Not Applicable
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

    Exhibit No.              Exhibit

     99.1                    Unitrin, Inc. news release dated October 17, 2002.

Item 9. Regulation FD Disclosure

     On Thursday, October 17, 2002, Unitrin, Inc. issued a news release, a copy of which is furnished herewith as Exhibit 99.1.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Unitrin, Inc.
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Date:  October 17, 2002             /s/Richard Roeske
                                    --------------------------------------------
                                    Richard Roeske
                                    Vice President and Chief Accounting
                                        Officer